Exhibit 99.1

BRAVERMAN INTERNATIONAL, P.C.
Certified Public Accountants
1255 McDonald Drive
PRESCOTT, AZ 86303
CELL 602-881-3870
 PHONE  928-771-1122, FAX 928-777-8378
hiluv007@aol.com

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7010

Gentlemen:

We have read and agree with the comments contained in paragraph (a) in Item 4 to Form 8-K of Fuego Entertainment,Inc. dated September 25, 2007.

/s/  Braverman International, P.C.
Braverman International, P.C.
Prescott, AZ